UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2003

WEBSENSE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	#51-0380839 (I.R.S. Employer Identification Number)

10240 Sorrento Valley Road, San Diego, CA 92121 (Address of Principal Executive Offices) (Zip Code)

(858) 320-8000
Registrant’s Telephone Number, Including Area Code

ITEM 7. EXHIBITS

c. Exhibits

99	Copy of Websense, Inc. press release dated April 3, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Websense, Inc. (the “Company”) announced its preliminary financial results for its first quarter ended March 31, 2003 in a press release dated April 3, 2003. The press release is attached as exhibit 99 to this filing.

SIGNATURES
EXHIBIT 99

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSENSE, INC.

Date: April 3, 2003	By /s/ Douglas C. Wride

Douglas C. Wride Chief Financial Officer (principal financial and accounting officer)